UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

Alliance One International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    On August 10, 2017, Alliance One International, Inc. (the “Company”) held its 2017 annual meeting of shareholders (the “Annual Meeting”).

(b)    At the Annual Meeting, the matters submitted to a vote of shareholders, and outcome of the vote, were as follows:

(1)	Each of C. Richard Green, Jr., Nigel G. Howard and J. Pieter Sikkel was elected as a Class II Director for a three-year term expiring in 2020;

(2)	The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2018 was ratified;

(3)	A resolution to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, was adopted; and

(4)	Shareholders selected, on an advisory basis, “every one year” as the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The voting results with respect to these matters are set forth in the tables below:

1.	Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
C. Richard Green, Jr.	5,720,742	211,283	1,294,811
Nigel G. Howard	5,682,334	249,691	1,294,811
J. Pieter Sikkel	5,719,962	212,063	1,294,811

2.	Ratification of Independent Auditors

Votes For	Votes Against	Votes Abstained
7,140,925	83,829	2,082

There were no broker non-votes with respect to the ratification of independent auditors, which was considered a “routine” matter under the rules of the New York Stock Exchange.

3.	Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,762,896	143,928	25,200	1,294,812

4.	Advisory Vote on Frequency of Future Advisory Votes on Compensation of Named Executive Officers

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Votes
4,934,389	2,770	990,410	4,454	1,294,812

In accordance with the results of this vote, the Company’s Board of Directors determined to hold annual future advisory shareholder votes on the compensation of the Company’s named executive officers, as required by the Dodd-Frank Act and related SEC regulations, until the occurrence of the next advisory shareholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The shareholder proposal requesting that the Company prepare a report on the Company’s potential participation in the mediation of alleged human rights violations described the Company’s definitive proxy statement for the Annual Meeting was not presented by the shareholder at the Annual Meeting. As a result, such proposal was not submitted to the shareholders for a vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2017

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary

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